Summit Materials, Inc. Announces Senior Leadership Change
Karli Anderson assumes expanded leadership role to include oversight of Summit Materials’ human resources and communications functions
DENVER, CO. - (November 16, 2022) - Summit Materials, Inc. (NYSE: SUM) (“Summit,” “Summit Materials,” "Summit Inc." or the “Company”), a leading vertically integrated construction materials company, announced today that Karli Anderson, formerly Executive Vice President, Chief ESG Officer and Head of Investor Relations, will assume the title of Executive Vice President, Chief People and ESG Officer and Head of Communications, expanding her role to lead the Company’s human resources and communications functions.
“I am pleased to expand Karli’s leadership role at the Company to encompass our human resources and communications functions,” commented Anne Noonan, Summit Materials President and CEO.   “Since her promotion to Executive Vice President, Chief ESG Officer and Head of Investor Relations in 2021, Karli has been a true change agent effectively driving the Company’s ESG initiatives and commitments across the business and making sustainability part of our value proposition. I have full confidence that she will bring that same level of transformation and excellence to her leadership of the Company’s human resources and communications functions. Karli is uniquely positioned to assume leadership of these essential functions given her deep experience leading human resources policies and programs at her previous employer and tenure as a compensation committee chair of a public company board of directors. Further, Human Capital is one of our three priority areas in our ESG strategy. The combination of the ESG and human resources functions under one leader allows us to advance our Human Capital ESG strategic commitments in a more agile manner while optimizing value for our employees and shareholders.”
Ms. Anderson joined Summit Materials as Vice President of Investor Relations in 2019. In 2021, Ms. Anderson was promoted to Executive Vice President, Chief ESG Officer and Head of Investor Relations, which expanded her role at the Company to directly overseeing the development of the Company’s ESG initiatives and commitments across the business, health and safety program and investor relations function.  Prior to joining Summit Materials, Ms. Anderson was Vice President of Investor Relations at Royal Gold, Inc. (NASDAQ:RGLD) from 2013 to 2018. Since 2018, Ms. Anderson has been an independent director, chairman of the Compensation Committee, and member of the Audit Committee and Health and Safety Committee of Westwater Resources (NASDAQ:WWR).
About Summit Materials
Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and nonresidential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

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This press release contains "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes, " "expects," "may," "will," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results.
In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended January 1, 2022. Such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission ("SEC"), which are accessible on the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.
Contact:
Andy Larkin
Vice President, Investor Relations
Andy.Larkin@summit-materials.com
720-618-6013